UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

CCSB Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50143	32-0034299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1178 West Kansas, Liberty, Missouri	64068
(Address of Principal Executive Office)	(Zip Code)

(816) 781-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitating material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CCSB FINANCIAL CORP.

FORM 8-K

INCLUDED INFORMATION

Item 2.02 Results of Operations and Financial Condition

On January 31, 2005, CCSB Financial Corp. (the “Company”) issued a press release regarding its earnings for the three months ended December 31, 2004. The press release is included as Exhibit 99 to this report.

Item 7.01 Regulation FD Disclosure

On January 31, 2005, the Company issued a press release announcing the Board of Directors has authorized the repurchase of up to 50,000 shares of the Company’s common stock. The press release is included as Exhibit 99 to this report.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are filed as part of this report:

Exhibit Number	Description
Exhibit 99	Press Release of CCSB Financial Corp. dated January 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCSB FINANCIAL CORP.

DATE: January 31, 2005	By:	/s/ John R. Davis
John R. Davis
Chairman, President and Chief Executive Officer